For period ending November 30, 2012

Exhibit 77O
File number 811-6475

Form 10f-3
Rule 144A Securities
FUND:
Strategic Global Income Fund, Inc.
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Penn Virginia Resources 8.375% due 06/01/2020
2.
Date of Purchased:
05/11/2012
3.
Date of offering commenced:
05/11/2012
4.
Underwriter(s) from whom purchased:
RBC Dain Rauscher
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$4,000,000.00 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$600,000,000.00
8.
Purchase price (net of fees and expenses):
$100.00
9.
Initial public offering price:
$100.00
10.
Commission, spread or profit:
2.5%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
X

b.
The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
X

c.
The securities are reasonable believed to be eligible for resale to other QIBs.
X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.
The underwriting was a firm commitment underwriting.
X

g.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.
The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.
No Affiliated Underwriter benefited directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
05/15/2012
Print Name:
Matthew A. Iannucci

For period ending November 30, 2012

Exhibit 77O
File number 811-6475

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
Strategic Global Income Fund, Inc.
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Devon Energy Corporation 4.75% due 05/15/2012
2.
Date of Purchased:
05/07/2012
3.
Date of offering commenced:
05/07/2012
4.
Underwriter(s) from whom purchased:
Morgan Stanley
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$2,973,450.00 (firmwide)
7.
Aggregate principal amount or total number of shares of offering:
$743,362,500.00
8.
Purchase price (net of fees and expenses):
$99.115
9.
Initial public offering price:
$99.115
10.
Commission, spread or profit:
0.875%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew A. Iannucci

Date:
05/09/2012
Print Name:
Matthew A. Iannucci

For period ending November 30, 2012

Exhibit 77O
File number 811-6475

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
Strategic Global Income Fund, Inc.
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
CHS/Community Health Systems 7.125% due 07/15/2020
2.
Date of Purchased:
07/09/2012
3.
Date of offering commenced:
07/09/2012
4.
Underwriter(s) from whom purchased:
CS First Boston Corp.
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$5,340,000 firmwide
7.
Aggregate principal amount or total number of shares of offering:
$1,200,000,000.00
8.
Purchase price (net of fees and expenses):
$100.00
9.
Initial public offering price:
$100.00
10.
Commission, spread or profit:
1.46%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Craig G. Ellinger

Date:
08/07/2012
Print Name:
Craig G. Ellinger

For period ending November 30, 2012

Exhibit 77O
File number 811-6475

Form 10f-3
Registered Domestic Securities and Government Securities
FUND:
Strategic Global Income Fund, Inc.
Name of Adviser or Sub-Adviser:
UBS Global Asset Management (Americas) Inc.
1.
Issuer:
Tesoro Corp. 5.375% due 10/01/2022
2.
Date of Purchased:
09/13/2012
3.
Date of offering commenced:
09/13/2012
4.
Underwriter(s) from whom purchased:
Royal Bank of Scotland
5.
"Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.
Aggregate principal amount or number of shares purchased:
$7,425,000 firmwide
7.
Aggregate principal amount or total number of shares of offering:
$475,000,000.00
8.
Purchase price (net of fees and expenses):
$100.00
9.
Initial public offering price:
$100.00
10.
Commission, spread or profit:
1.5%
11.
Have the following conditions been satisfied?
YES
NO

a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.
The securities purchased at a price not more then the price paid by each other purchaser in the offering.
X

d.
The underwriting was a firm commitment underwriting.
X

e.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f.
The issuer of the securities and any predecessor has been in continuous operative for not less than three years.
X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.
No Affiliated Underwriter benefitted directly or indirectly from the purchase.
X

Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:
/s/Matthew Iannucci

Date:
09/18/2012
Print Name:
Matthew Iannucci

Strategic Global Income Fund